UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 21, 2002

THE DIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization) 15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	51-0374887 (I.R.S. Employer Identification No.) 85260-1619 (Zip Code)

Registrant's Telephone Number, Including Area Code (480) 754-3425

EX-99

Item 7. Exhibits.

(e)	Exhibits

(99) Press Release of the Company dated March 21, 2002

Item 9. Regulation FD Disclosure.

On March 21, 2002, Dial issued a press release announcing that The Dial Corporation conference call to review first quarter 2002 results will be held on Thursday, April 18, 2002, at 9:00 a.m. EDT, a copy of which is filed herewith as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
March 25, 2002

/s/ Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99	Press Release of the Company dated March 21, 2002